UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☐   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Nucor Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PROXY	2100 Rexford Road, Charlotte, North Carolina 28211 Phone (704) 366-7000 Fax (704) 362-4208

Proxy solicited on behalf of the Board of Directors of Nucor Corporation for the 2004 annual meeting of stockholders, to be held at 10:00 a.m. on Thursday, May 13, 2004, in Morrison A and B of The Park Hotel, 2200 Rexford Road, Charlotte, North Carolina.

Daniel R. DiMicco and Terry S. Lisenby, or either of them, with power of substitution, are appointed proxies to vote all shares of the undersigned at the 2004 annual meeting of stockholders, and any adjournment, on the following proposals, as set forth in the proxy statement:

1.	Elect three directors for three years

2.	Ratify the appointment of PricewaterhouseCoopers LLP as Nucor’s independent auditors for the year ending December 31, 2004

3.	Other business as may properly come before the meeting

This proxy will be voted FOR each proposal, unless otherwise indicated.

PLEASE SIGN AND DATE ON THE OTHER SIDE

ANNUAL MEETING OF STOCKHOLDERS OF

May 13, 2004

PROXY VOTING INSTRUCTIONS

MAIL – Sign, date and mail your proxy card in the envelope provided as soon as possible.
- OR -	COMPANY NUMBER
TELEPHONE – Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.	ACCOUNT NUMBER
- OR -
INTERNET – Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

ê  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  ê

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PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. Elect as directors the three nominees						FOR	AGAINST	ABSTAIN
		NOMINEES:		2.	Ratify the appointment of PricewaterhouseCoopers LLP as Nucor’s independent auditors for the year ending December 31, 2004	☐	☐	☐
☐	FOR ALL NOMINEES	m Daniel R. DiMicco
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	m James D. Hlavacek
		m Raymond J. Milchovich
☐	FOR ALL EXCEPT (See instructions below)			3.	In their discretion, the holder of this proxy is authorized to vote on such other business as may properly come before the meeting

				This proxy will be voted FOR the proposals unless otherwise indicated. If you wish to follow the recommendation of Nucor’s Board of Directors, it is not necessary to check any of the boxes.
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you
wish to withhold, as shown here:		●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

			☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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